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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    January 7, 1999
                                                 ---------------------

                                   Incomnet, Inc.
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               (Exact Name of Registrant as Specified in its Charter)


        California                      0-12386                  95-2871296
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


   20501 Ventura Boulevard, Suite 265, Woodland Hills, CA            91364
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         (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code    (818) 887-3400
                                                   --------------------


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 4.   Changes in Registrant's Certifying Accountant.

On January 7, 1999, Incomnet, Inc. (the "Company") appointed the accounting firm of Ernst & Young LLP ("Ernst & Young") as independent accountants to audit its consolidated financial statements for the fiscal year ended December 31, 1998. On that date, the Company also dismissed Stonefield Josephson, Inc. ("Stonefield"), the accounting firm that previously audited the Company's financial statements. The decision to change accountants was approved by the Company's Board of Directors.

Stonefield's reports on the Company's financial statements for the past two fiscal years ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than on March 12, 1998, Stonefield reported that the Company's losses and liabilities in excess of assets as of December 31, 1997 gave rise to substantial doubt about the Company's ability to continue as a going concern.

There were no disagreements between the Company and Stonefield on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure. Within the Company's two most recent fiscal years and any subsequent interim period preceding its dismissal, Stonefield did NOT advise the Company that: (i) the Company should change its internal controls; (ii) Stonefield could no longer rely on management's representations; (iii) Stonefield was unwilling to be associated with the financial statements prepared by the Company's management; (iv) the Company needed to expand the scope of Stonefield's audit; and (v) information had come to Stonefield's attention that may materially impact fairness or reliability of a previously issued audit report or underlying financial statements.

Prior to its engagement as the Company's independent accountants, Ernst & Young had audited the financial statements of Rapid Cast, Inc. (now named Optical Dynamics Corporation), currently an 18% owned investee of the Company, for each of the three years in the period ended December 31, 1997, and of National Telephone & Communications, Inc. (now named Incomnet Communications Corporation and referred to elsewhere in this Current Report on Form 8-K as "ICC"), the Company's principal operating subsidiary, for the year ended December 31, 1996. Stonefield, in connection with its audit of the consolidated financial statements of the Company, also audited the financial statements of ICC for the year ended December 31, 1996 and Stonefield's report relating to its audit of the Company's consolidated financial statements for such year was included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, without reference to, or reliance on, the audit of ICC's financial statements undertaken by Ernst & Young.

Except for the reports delivered by Ernst & Young in connection with the audits of the financial statements of Rapid Cast, Inc. and ICC described in the preceding paragraph, during the Company's two most recent fiscal years and any subsequent interim period prior to engaging Ernst & Young as the Company's independent accountants, (i) no written report was provided by Ernst & Young to the Company and (ii) the Company has NOT consulted with Ernst & Young in any matter that was considered an important factor to the Company in reaching its decision as to the accounting, auditing or financial reporting issue regarding either (A) the application of accounting principles to a specified transaction, either completed or proposed, or (B) the type of audit opinion that might be rendered on the Company's consolidated financial statements.

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Stonefield has provided the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements concerning it set forth in this Current Report on Form 8-K, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

     Exhibit 16.1 Letter from Stonefield Josephson, Inc. regarding change of certifying accountants.




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INCOMNET, INC.



Dated January 11, 1999                 /s/ DENIS RICHARD
                                       -------------------------------------
                                       Denis Richard
                                       President and Chief Executive Officer





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